Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), Brian M. NeSmith, President and Chief Executive Officer of Blue Coat Systems, Inc. (the “Company”), and Kevin S. Royal, Chief Financial Officer of the Company, each hereby certifies that, to the best of his knowledge:

1. Our Quarterly Report on Form 10-Q for the quarter ended October 31, 2008, to which this Certification is attached as Exhibit 32.1 (the “Report”), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 9, 2008

/s/ Brian M. NeSmith	/s/ Kevin S. Royal
Brian M. NeSmith	Kevin S. Royal
President and Chief Executive Officer	Senior Vice President and Chief Financial Officer